UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

8-K/A

 (Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2015

Tribute Pharmaceuticals Canada Inc.
(Exact Name of Registrant as Specified in its Charter)

Ontario, Canada	001-31198	Not Applicable
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip code)

(519) 434-1540
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Tribute Pharmaceuticals Canada Inc., an Ontario corporation (the “Company”), is filing this Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to amend the Current Report on Form 8-K (the “Original Form 8-K”) originally filed with the Securities and Exchange Commission (the “Commission”) on June 22, 2015 (the “Original Filing Date”) and amended and restated in its entirety by Amendment No. 1 to the Original Form 8-K filed with the Commission on July 20, 2015 (the “Amended and Restated Form 8-K”). This Amendment No. 2 amends the Amended and Restated Form 8-K to include pro forma financial information of the Company and Medical Futures Inc. (“MFI”) as of and for the fiscal year ended December 31, 2014 and as of and for the three-month period ended March 31, 2015.  No other changes are being made to the Amended and Restated Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)   Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company and MFI as of and for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015 are filed herewith as Exhibit 99.4.

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.4*	Unaudited Pro Forma Condensed Consolidated Financial Statements

*    Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribute Pharmaceuticals Canada Inc.

August 5, 2015	By:	/s/ Scott Langille
Scott Langille
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.4*	Unaudited Pro Forma Condensed Consolidated Financial Statements

*    Filed herewith